Supplement dated February 27, 2025
to the following statutory prospectus(es):
Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The January 23, 2025 supplement addressed the merger of the NVIT BNY Mellon Core Plus Bond Fund: Class Y and the NVIT Loomis Core Bond Fund: Class Y effective on or about February 28, 2025. The following changes apply:
•
There is no availability restriction for the NVIT Loomis Core Bond Fund: Class Y, it is available for all contracts effective February 28, 2025.
Accordingly, the following changes apply to the statutory prospectus prospectus:
(1) Appendix A is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Fund Fee[1]	Current Expenses + Low Cost Fund Fee	Average Annual Total Returns (as of 12/31/2023)
					1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class Y Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P	0.48%	0.00%	0.48%	7.63%	2.23%	2.30%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Fee. The maximum Low Cost Fund Fee applicable for any Sub-Account is 0.70%.
PROS-0973